Exhibit 10.1

                                                                  EXECUTION COPY


                                 AMENDMENT NO. 1


     Reference is made to the Subscription Agreement dated as of October 24, 2001 (the "Agreement") by and between Arch Capital Group Ltd., a company organized under the laws of Bermuda (the "Company"), and Warburg Pincus Private Equity VIII, L.P., Warburg Pincus International Partners, L.P., Warburg Pincus Netherlands International Partners I, C.V., Warburg Pincus Netherlands International Partners II, C.V. (the "Original Warburg Signatories"), and HFCP IV (Bermuda), L.P. (the "Original H&F Signatory"). Capitalized terms used without definition herein have the meanings given to them in the Agreement.

     This amendment ("Amendment") to the Agreement is made as of November 20, 2001, among the Original Warburg Signatories, Warburg, the Original H&F Signatory, H&F, the Management Purchasers, Trident, GE and Farallon.

     WHEREAS, the Original Warburg Signatories have assigned their rights and obligations under the Subscription Agreement with respect to the purchase of a portion of the Securities thereunder to the Warburg entities listed in Schedule 1 hereto (such Warburg assignees, together with Warburg Pincus Netherlands International Partners I, C.V. and Warburg Pincus Netherlands International Partners II, C.V., being referred to herein as "Warburg");

     WHEREAS, the Original H&F Signatory has assigned its rights and obligations under the Subscription Agreement with respect to the purchase of a portion of the Securities thereunder to the H&F entities listed in Schedule 2 hereto (such H&F assignees, together with the Original H&F Signatory, being referred to herein as "H & F");

     WHEREAS, the Company and the purchasers named therein (the "Management Purchasers") have entered into a Management Subscription Agreement, dated as of October 24, 2001 (the "Management Subscription Agreement"), pursuant to the terms of which, among other things, the Company shall issue and sell to the Management Purchasers, and the Management Purchasers shall acquire from the Company, certain Securities;

     WHEREAS, the Company, the Original Warburg Signatories, the Original H&F Signatory and Trident have entered into a letter agreement, dated as of November 8, 2001 (the "Trident Assignment Agreement") pursuant to the terms of which, among other things, the Original Warburg Signatories assigned to Trident their right, and Trident assumed from the Original Warburg Signatories their obligation, under the Subscription Agreement to purchase certain Securities;

     WHEREAS, the Company, the Original Warburg Signatories and the Original H&F Signatory have entered into letter agreements, dated as of November 20, 2001, with Or-bital Holdings, Ltd. and Insurance Private Equity Investors, L.L.C. (collectively, the "GE Assignment Agreement"), pursuant to the terms of which, among other things, the Original Warburg Signatories assigned to GE their right, and GE assumed from the Original Warburg Signatories their obligation, under the Subscription Agreement to purchase certain Securities;

     WHEREAS, the Company, the Original Warburg Signatories, the Original H&F Signatory and Farallon have entered into a letter agreement, dated as of November 20, 2001 (the "Farallon Assignment Agreement"), pursuant to the terms of which, among other things, the Original H&F Signatory assigned to Farallon its right, and Farallon assumed from the Original H&F Signatory its obligation, under the Subscription Agreement to purchase certain Securities;

     WHEREAS, the parties hereto desire to acknowledge and reflect certain amendments to the Subscription Agreement and certain Exhibits thereto.

     For good and valid consideration, the receipt of which is hereby acknowledged, the Company and each of the Purchasers agree as follows:

A.       AMENDMENTS TO SUBSCRIPTION AGREEMENT

     1. The legend set forth in Section D.1.(d) of the Agreement is amended and restated as follows:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, OFFERED OR SOLD EXCEPT (A) IN COMPLIANCE WITH THE PROVISIONS OF A CERTAIN SUBSCRIPTION AGREEMENT AND A CERTAIN SHAREHOLDERS AGREEMENT AND
         (B) PURSUANT TO (1) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR (2) AN APPLICABLE EXEMPTION FROM REGISTRATION THEREUNDER. ANY SALE PURSUANT TO CLAUSE
         (B)(2) OF THE PRECEDING SENTENCE MUST BE ACCOMPANIED BY AN OPINION OF WACHTELL, LIPTON, ROSEN & KATZ, OR SUCH OTHER COUNSEL AS IS REASONABLY SATISFACTORY TO ARCH CAPITAL GROUP LTD., TO THE EFFECT THAT SUCH EXEMPTION FROM REGISTRATION IS AVAILABLE IN CONNECTION WITH SUCH SALE."

     2. The representations and warranties made by the Company in the Agreement shall be deemed made also as of the Closing Date (except that representations and warranties made as of another date shall be true and accurate as of such other date).

     3. The definitions of "Estimated Per Share Price" and "Per Share Price" in Schedule A are amended to substitute "as of the close of business on the third business day preceding the Closing Date" for "as of the business day immediately preceding the Closing Date". It is understood that for purposes of the Mark to Market Procedures, and any adjustments based on those procedures, the close of business on the third business day preceding the Closing Date should be used (including, without limitation, for purposes of Section B.1(a) and B.1(c)(iii) of the Agreement) rather than the day prior to the Closing Date, or the Closing Date.

     4. (a) The parties hereto acknowledge and agree that the Company has not liquidated its investment portfolio prior to Closing in accordance with the first sentence of Section D.4(e). From and after Closing, and prior to the time of the audit adjustment contemplated by Section B.1 (the "Audit Adjustment"), the Company will sell the portion of its investment portfolio not theretofore sold which is listed in Schedule 3 hereto. With respect to such sales from and after Closing and prior to the audit adjustment, in calculating the Per Share Price, the actual prices realized upon the sale of such securities shall be used in the Mark to Market Procedures, in lieu of the estimated fair value of such securities as of the close of business on the third business day immediately preceding the Closing Date.

     (b) The parties hereto acknowledge that for purposes of calculating the Estimated Per Share Price, the Mark to Market Procedures were performed using closing sales prices instead of closing bid prices and that to adjust for such variance a "Bid/Ask Spread Adjustment" was included in the Mark to Market Procedures as set forth in Schedule 4(A) hereto. Such adjustment is hereby deemed to modify the Mark to Market Procedures set forth in Schedule A to the Agreement. For purposes of the Audit Adjustment, and subject to clause (a) of this Section 4, the Mark to Market Procedures shall also use closing sales prices (instead of closing bid prices) and such "Bid/Ask Spread Adjustment" shall be applied, on the same percentage basis, by the Pricing Service in performing the Audit Adjustment under Section B.1(a), it being understood that the Purchasers have not accepted the closing sales prices underlying in Schedule 4(A) as binding, and the Pricing Service shall, among other things, verify such prices in the Audit Adjustment.

     (c) The parties acknowledge the Schedule 4(B) hereto sets forth the number of Preference Shares and Class A Warrants to be issued to each Purchaser at Closing based on the Estimated Per Share Purchase Price.

     5. The Company acknowledges that it will arrange for the listing of the Common Shares issuable upon conversion or exercise of the Preference Shares and Warrants on the Nasdaq Stock Market, to the extent not so listed (it being understood that, prior to the Requisite Shareholder Approval, the Company shall not be obligated to list more Common Shares than it is then permitted to issue under applicable Nasdaq rules).

     6. The parties hereto acknowledge that (a) in the event that Section E.3 becomes applicable, and the Purchasers are entitled to preference shares and warrants of Newco bearing "identical rights and privileges", such securities shall not include the voting limitations imposed under Sections (f)(3)(B) or (C) of the Certificate for Preference Shares pending Requisite Shareholder Approval or Requisite Regulatory Approval to the extent such approvals are not required for the issuance or acquisition of Newco securities and (b) from and after the Closing the reference to "original signatories" in Section E.6 shall mean Warburg and H&F as defined herein.

     7. Schedule A of the Agreement is amended to add the following:

     "Farallon" shall mean Farallon Capital Partners, L.P., Farallon Capital Institutional Partners II, L.P., Farallon Capital Institutional Partners III, L.P., and RR Capital Partners, L.P. collectively, with each individually being a "Farallon Purchaser."

     "GE" shall mean Orbital Holdings, Ltd. and Insurance Private Equity Investors, L.L.C., collectively, with each individually being a "GE Purchaser."

     "Requisite Regulatory Approval" has the meaning given to such term in the Certificate.

     "Requisite Shareholder Approval" has the meaning given to such term in the Certificate.

     "Trident" shall mean Trident II, L.P., Marsh & McLennan Capital Professionals Fund, L.P., and Marsh & McLennan Employee's Securities Company, L.P., collectively, with each individually a "Trident Purchaser."

     8. The parties agree that (a) effective as of the Closing, the only Class A Warrants outstanding will be held by The Trident Partnership, L.P. and Taracay Investors and the only Class B Warrants outstanding will be held by Robert Clements (or members of his family or trusts established for his or his family's benefit) and (b) there is no adjustment under section 3.1 of the Class A Warrants of the Company or under section 4.1 of the Class B Warrants of the Company in connection with the grants set forth on Schedule 5 hereto, or the issuance of the Preference Shares, the Warrants, or the Common Shares issuable upon conversion or exercise thereof, under the Subscription Agreement or the Management Subscription Agreements.

     9. The definition of Non-Core Assets is amended to add a clause (f): "(f) all commitments to Innovative Coverage Concepts LLC."

     10. The Company shall, as promptly as practicable, adopt a policy and establish procedures designed to ensure that the Company and its subsidiaries shall not act in violation of the Foreign Corrupt Practices Act of 1977, as amended (15 U.S.C. Section 78dd-1, et seq.), as if it were applicable to the Company.

     11. Upon execution hereof, each of Trident, GE and Farallon shall become "Purchasers" under the Subscription Agreement, with such rights and obligations as may be set forth therein, subject in each case to the terms of the GE Assignment Agreement, the Trident Assignment Agreement or the Farallon Assignment Agreement, as may be applicable.

B.       AMENDMENTS TO EXHIBITS TO SUBSCRIPTION AGREEMENT

     1. The form of Certificate attached as Exhibit I to the Subscription Agreement will be replaced by the form attached hereto.

     2. The form of Warrant attached as Exhibit II to the Subscription Agreement will be replaced by the form attached hereto.

     3. The form of Bye-law amendment attached as Exhibit III to the Subscription Agreement will be replaced by the form attached hereto.

     4. The form of Shareholders Agreement attached as Exhibit IV to the Subscription Agreement will be replaced by the form attached hereto.

C.       DISCLOSURE SCHEDULE

     Item 5 of the Disclosure Schedule to the Agreement is replaced with
Schedule 5 hereto.

D.       ACKNOWLEDGEMENTS BY ASSIGNEES

     1. Trident acknowledges that from and after the Closing, references to "Warburg" and "H&F" in the Trident Assignment Agreement shall mean Warburg and H&F as defined herein, in lieu of the Original Warburg Signatories and the Original H&F Signatory, respectively.

     2. GE acknowledges that from and after the Closing, references to "Warburg" and "H&F" in the GE Assignment Agreement shall mean Warburg and H&F as defined herein, in lieu of the Original Warburg Signatories and the Original H&F Signatory, respectively.

     3. Farallon acknowledges that from and after the Closing, references to "Warburg" and "H&F" in the Farallon Assignment Agreement shall mean Warburg and H&F as defined herein, in lieu of the Original Warburg Signatories and the Original H&F Signatory, respectively.

     4. The Management Purchasers acknowledge that from and after the Closing, references to "Warburg" and "H&F" in the Management Subscription Agreement shall mean Warburg and H&F as defined herein, in lieu of the Original Warburg Signatories and the Original H&F Signatories, respectively.

E.       MISCELLANEOUS

     1. The validity and effects of this Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

     2. This Amendment may be executed in any number of counterparts, each of which shall be considered an original and all of which together shall be deemed to be one and the same instrument.

                            [Signature pages follow]

     IN WITNESS WHEREOF, each Party has executed this Amendment as of the date first above-written.

                            WARBURG PINCUS PRIVATE
                                 EQUITY VIII, L.P.,

                            WARBURG PINCUS INTERNATIONAL
                                 PARTNERS, L.P.,

                            WARBURG PINCUS NETHERLANDS
                                 INTERNATIONAL PARTNERS I, C.V.,

                            WARBURG PINCUS NETHERLANDS
                                 INTERNATIONAL PARTNERS II, C.V.,

                            By:      Warburg, Pincus & Co.,
                                     its General Partner


                                     By:    /s/ Kewsong Lee
                                            --------------------------------
                                            Name:    Kewsong Lee
                                            Title:   Partner


                            WARBURG PINCUS (BERMUDA) PRIVATE EQUITY VIII, L.P.

                            By:      Warburg Pincus (Bermuda)
                                     Private Equity Ltd.,
                                     its General Partner


                                     By:    /s/ Kewsong Lee
                                            --------------------------------
                                            Name:    Kewsong Lee
                                            Title:   Partner

                         WARBURG PINCUS (BERMUDA) INTERNATIONAL PARTNERS, L.P.

                         By:      Warburg Pincus (Bermuda)
                                  International Ltd.,
                                  its General Partner


                                  By:    /s/ Kewsong Lee
                                         ------------------------------------
                                         Name:    Kewsong Lee
                                         Title:   Partner


                         HFCP IV (BERMUDA), L.P.,

                         By:  H&F Investors IV (Bermuda), L.P.

                              By: H&F Corporate Investors IV (Bermuda) Ltd.,
                                  its General Partner


                                    By:    /s/ David R. Tunnell
                                           --------------------------------
                                           Name:     David R. Tunnell
                                           Title:    Authorized Signatory


                         H&F INTERNATIONAL PARTNERS
                              IV-A (BERMUDA), L.P.

                         By:  H&F Investors IV (Bermuda), L.P.,
                              its General Partner

                              By: H&F Corporate Investors IV (Bermuda), Ltd.,
                                  its General Partner,


                                  By:    /s/ David R. Tunnell
                                         ------------------------------------
                                         Name:     David R. Tunnell
                                         Title:    Authorized Signatory
                            h&f international partners
                                 iv-B (Bermuda), l.p.

                            By:    H&F Investors IV (Bermuda), L.P.

                                   By: H&F Corporation Investors IV (Bermuda), Ltd.,
                                         its General Partner,


                                         By:    /s/ David R. Tunnell
                                                --------------------------------
                                                Name:     David R. Tunnell
                                                Title:    Authorized Signatory


                            H&F EXECUTIVE FUND IV
                                 (BERMUDA), L.P.

                            By: H&F Investors IV (Bermuda), L.P.,
                                its General Partner

                                By: H&F Corporate Investors IV (Bermuda), Ltd.,
                                    its General Partner


                                    By:    /s/ David R. Tunnell
                                           -------------------------------------
                                           Name:     David R. Tunnell
                                           Title:    Authorized Signatory

                            FARALLON CAPITAL PARTNERS, L.P.

                            By:      Farallon Partners, L.L.C.,
                                     its General Partner


                                     By:    /s/ Monica R. Landry
                                            ------------------------------------
                                            Name:    Monica R. Landry
                                            Title:   Managing Member


                            Notice Information for Farallon Capital
                            Partners, L.P.:

                            c/o Farallon Capital Management, L.L.C.
                            One Maritime Plaza
                            Suite 1325
                            San Francisco, CA  94111
                            Attention:  Mark Wehrly and Sarah Aitcheson
                            Telephone:  (415) 421-2132
                            Facsimile:  (415) 421-2133

                            FARALLON CAPITAL INSTITUTIONAL
                                 PARTNERS II, L.P.

                            By:      Farallon Partners, L.L.C.,
                                     its General Partner


                                     By:    /s/ Monica R. Landry
                                            ------------------------------------
                                            Name:    Monica R. Landry
                                            Title:   Managing Member


                            Notice Information for Farallon Capital
                            Institutional Partners II, L.P.:

                            c/o Farallon Capital Management, L.L.C.
                            One Maritime Plaza
                            Suite 1325
                            San Francisco, CA  94111
                            Attention:  Mark Wehrly and Sarah Aitcheson
                            Telephone:  (415) 421-2132
                            Facsimile:  (415) 421-2133

                            FARALLON CAPITAL INSTITUTIONAL
                                 PARTNERS III, L.P.

                            By:      Farallon Partners, L.L.C.,
                                     its General Partner


                                     By:    /s/ Monica R. Landry
                                            ------------------------------------
                                            Name:    Monica R. Landry
                                            Title:   Managing Member


                            Notice Information for Farallon Capital
                            Institutional Partners III, L.P.:

                            c/o Farallon Capital Management, L.L.C.
                            One Maritime Plaza
                            Suite 1325
                            San Francisco, CA  94111
                            Attention:  Mark Wehrly and Sarah Aitcheson
                            Telephone:  (415) 421-2132
                            Facsimile:  (415) 421-2133

                            RR CAPITAL PARTNERS, L.P.

                            By:      Farallon Partners, L.L.C.,
                                     its General Partner


                                     By:    /s/ Monica R. Landry
                                            ------------------------------------
                                            Name:    Monica R. Landry
                                            Title:   Managing Member


                            Notice Information for RR Capital
                            Partners, L.P.:

                            c/o Farallon Capital Management, L.L.C.
                            One Maritime Plaza
                            Suite 1325
                            San Francisco, CA  94111
                            Attention:  Mark Wehrly and Sarah Aitcheson
                            Telephone:  (415) 421-2132
                            Facsimile:  (415) 421-2133

                            TRIDENT II, L.P.

                            By:      MMC Capital, Inc.,
                                     as Manager


                                     By:    /s/ David J. Wermuth
                                            ------------------------------------
                                            Name:    David J. Wermuth
                                            Title:   Principal


                            Notice Information for Trident II, L.P.:

                            c/o Maples and Calder Ugland House
                            South Church Street
                            George Town Grand Cayman
                            Cayman Islands, British West Indies
                            Attention:  Charles Jennings
                            Facsimile:  (345) 949-8080

                            and

                            c/o MMC Capital, Inc.
                            20 Horseneck Lane
                            Greenwich, CT  06830
                            Attention:  David Wermuth
                            Facsimile:  (203) 862-2925

                            MARSH & MCLENNAN CAPITAL
                                 PROFESSIONALS FUND, L.P.

                            By:      MMC Capital, Inc.,
                                     as Manager


                                     By:    /s/ David J. Wermuth
                                            ------------------------------------
                                            Name:    David J. Wermuth
                                            Title:   Principal


                            Notice Information for Marsh & McLennan Capital Professionals Fund, L.P.:

                            c/o Maples and Calder Ugland House
                            South Church Street
                            George Town Grand Cayman
                            Cayman Islands, British West Indies
                            Attention:  Charles Jennings
                            Facsimile:  (345) 949-8080

                            and

                            c/o MMC Capital, Inc.
                            20 Horseneck Lane
                            Greenwich, CT  06830
                            Attention:  David Wermuth
                            Facsimile:  (203) 862-2925

                            MARSH & MCLENNAN EMPLOYEES'
                                 SECURITIES COMPANY, L.P.

                            By:      MMC Capital, Inc.,
                                     as Manager


                                     By:    /s/ David J. Wermuth
                                            ------------------------------------
                                            Name:    David J. Wermuth
                                            Title:   Principal


                            Notice Information for Marsh & McLennan
                            Employees' Securities Company, L.P.:

                            c/o Maples and Calder Ugland House
                            South Church Street
                            George Town Grand Cayman
                            Cayman Islands, British West Indies
                            Attention:  Charles Jennings
                            Facsimile:  (345) 949-8080

                            and

                            c/o MMC Capital, Inc.
                            20 Horseneck Lane
                            Greenwich, CT  06830
                            Attention:  David Wermuth
                            Facsimile:  (203) 862-2925

                            INSURANCE PRIVATE EQUITY
                                 INVESTORS, L.L.C.

                            By:      GE Asset Management Incorporated,
                                     its Manager


                                     By:    /s/ Patrick McNeela
                                            ------------------------------------
                                            Name:    Patrick McNeela
                                            Title:   Vice President


                            Notice Information for Insurance Private
                            Equity Investors, L.L.C.:

                            c/o GE Asset Management Incorporated
                            3003 Summer Street
                            Stamford, CT  06905
                            Attention:  Michael M. Pastore, Esq.


                            ORBITAL HOLDINGS, LTD.


                            By:      /s/ Lorraine Hliboki
                                     -------------------------------------------
                                     Name:     Lorraine Hliboki
                                     Title:    Attorney-in-fact


                            Notice Information for Orbital
                            Holdings, Ltd.:

                            c/o GE Capital
                            120 Longridge Rd.
                            Stamford, CT  06927

                            SOUND VIEW PARTNERS LP

                            By:      Robert Clements,
                                     its General Partner


                                     By:    /s/ Robert Clements
                                            ------------------------------------
                                            Name:    Robert Clements
                                            Title:   General Partner


                            Notice Information for Sound View Partners LP:

                            c/o Arch Capital Group Ltd.
                            20 Horseneck Lane
                            Greenwich, CT  06830
                            Attention:  Robert Clements
                            Facsimile:  (203) 625-8366

                            OTTER CAPITAL LLC

                            By:      John Pasquesi,
                                     its Managing Member


                                     By:    /s/ John Pasquesi
                                            ------------------------------------
                                            Name:    John Pasquesi
                                            Title:   Managing Member


                            Notice Information for Otter Capital LLC:

                            One Maritime Plaza, 12th Floor
                            San Francisco, CA  94111
                            Attention:  John Pasquesi
                            Facsimile:  (415) 788-0176

                            PETER A. APPEL



                            By:    /s/ Peter A. Appel
                                   ---------------------------------------------
                                   Name:  Peter A. Appel


                            Notice Information for Peter A. Appel:

                            c/o Arch Capital Group Ltd.
                            20 Horseneck Lane
                            Greenwich, CT  06830
                            Attention:  Peter A. Appel
                            Facsimile:  (203) 862-4460

                            PAUL B. INGREY



                            By:    /s/ Paul B. Ingrey
                                   ---------------------------------------------
                                   Name:  Paul B. Ingrey

                            Notice Information for Paul B. Ingrey:

                            c/o Arch Reinsurance Ltd.
                            Craig Appin House
                            8 Wesley Street
                            Hamilton HM 11
                            Bermuda
                            Attention:  Paul B. Ingrey
                            Facsimile:  (441) 296-8241

                            DWIGHT R. EVANS



                            By:    /s/ Dwight R. Evans
                                   ---------------------------------------------
                                   Name:  Dwight R. Evans

                            Notice Information for Dwight R. Evans:

                            8 Kent Place
                            Westfield, NJ 07090
                            Attention:  Dwight R. Evans

                            MARC GRANDISSON



                            By:    /s/ Marc Grandisson
                                   ---------------------------------------------
                                   Name:  Marc Grandisson

                            Notice Information for Marc Grandisson:

                            c/o Arch Reinsurance Ltd.
                            Craig Appin House
                            8 Wesley Street
                            Hamilton HM 11
                            Bermuda
                            Attention:  Marc Grandisson
                            Facsimile:  (441) 296-8241

                            For purposes of Section A.8. only:

                            TARACAY INVESTORS

                            By:      Robert Clements,
                                     Managing Partner


                                     By:    /s/ Robert Clements
                                            ------------------------------------
                                            Name:    Robert Clements


                            Notice Information for Taracay Investors:

                            c/o Arch Capital Group Ltd.
                            20 Horseneck Lane
                            Greenwich, CT  06830
                            Attention:  Robert Clements
                            Facsimile:  (203) 625-8366

                         For purposes of Section A.8. only:

                         THE TRIDENT PARTNERSHIP, L.P.

                         By:      Trident Corp.,
                                  its General Partner


                                  By:    /s/ Martine Purssell
                                         ------------------------------------
                                         Name:    Martine Purssell
                                         Title:   Assistant Secretary


                         Notice Information for The Trident Partnership, L.P.:

                         c/o Trident Corp., General Partner of The Trident
                               Partnership, L.P.
                         Victoria Hall, 5th Floor
                         11 Victoria Street
                         Hamilton  HM  11
                         Bermuda
                         Attention:  Martine Purssell
                         Facsimile:  (441) 292-3793

                            For purposes of Section A.8 only:

                            MARILYN CLEMENTS


                            /s/ Marilyn Clements
                            ----------------------------------------------------



                            For purposes of Section A.8 only:

                            JEFFREY D. CLEMENTS


                            /s/ Jeffrey D. Clements
                            ----------------------------------------------------



                            For purposes of Section A.8 only:

                            JOHN CLEMENTS


                            /s/ John Clements
                            ----------------------------------------------------



                            For purposes of Section A.8 only:

                            BEN T. CLEMENTS


                            /s/ Ben T. Clements
                            ----------------------------------------------------



                            For purposes of Section A.8 only:

                            PAULA CLEMENTS SAGER



                            /s/ Paula Clements Sager
                            ----------------------------------------------------

                         For purposes of Section A.8 only:

                         TRUST ESTABLISHED UNDER INDENTURE OF MARILYN CLEMENTS


                         By:    /s/ Robert Clements
                                ---------------------------------------------,
                                as trustee


                         Notice Information for Marilyn Clements,
                         Jeffrey D. Clements, John Clements, Ben T. Clements, Paula Clements Sager and Trust
                         Established Under Indenture of Marilyn Clements:

                         c/o Arch Capital Group Ltd.
                         20 Horseneck Lane
                         Greenwich, CT  06830
                         Attention:  Robert Clements
                         Facsimile:  (203) 625-8366

                                   SCHEDULE 1


Warburg Pincus (Bermuda) Private Equity VIII, L.P.

Warburg Pincus (Bermuda) International Partners, L.P.

                                   SCHEDULE 2


H&F International Partners IV - A (Bermuda), L.P.

H&F International Partners IV -B (Bermuda), L.P.

H&F Executive Fund IV (Bermuda), L.P.